SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

February 2, 2009

(Date of Report (Date of Earliest Event Reported))

EXTRA SPACE STORAGE INC.

(Exact Name of Registrant as Specified in Its Charter)

Maryland	001-32269	20-1076777
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

2795 East Cottonwood Parkway, Suite 400

Salt Lake City, Utah 84121

(Address of Principal Executive Offices)

(801) 562-5556

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4© under the Exchange Act (17 CFR 240.13e-4©)

ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

On February 2, 2009, Extra Space Storage Inc. issued a press release announcing Kenneth M. Woolley, the Company’s Chairman and Chief Executive Officer, has accepted an invitation to serve a mission for the Church of Jesus Christ of Latter-day Saints.  In accepting this opportunity, Mr. Woolley will take a three-year leave from the Company’s management team beginning April 1, 2009.  The Company’s board of directors has selected the Company’s current President, Spencer F. Kirk, to succeed Mr. Woolley as Chairman and Chief Executive Officer as of April 1, 2009.  The composition of the board of directors will remain the same with the exception of the Chairman position which will be assumed by Mr. Kirk.

Information related to Mr. Kirk’s background and relationship with the Company is set forth in the Company’s Proxy Statement for the 2008 Annual Meeting filed with the Securities and Exchange Commission on April 14, 2008.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

99.1 Press Release dated February 2, 2009

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EXTRA SPACE STORAGE INC.

Date: February 2, 2009	By	/s/ Kent W. Christensen
		Name:	Kent W. Christensen
		Title:	Executive Vice President and Chief Financial Officer

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